Filed pursuant to Rule 497(e)

Registration Nos. 333-227298; 811-23377

God Bless America ETF (YALL)

listed on NYSE Arca, Inc.

January 28, 2026

Supplement to the

Summary Prospectus, Prospectus, and Statement of Additional Information,

each dated December 23, 2025

At a meeting held on January 22, 2026, the Board of Trustees (the “Board”) of Tidal Trust I (the “Trust”) unanimously approved an Agreement and Plan of Reorganization (the “Plan of Reorganization”) providing for the reorganization of the God Bless America ETF (the “Fund”), a series of the Trust, into the Truth Social God Bless America ETF (the “Acquiring Fund”), a series of Truth Social Funds. The Plan of Reorganization provides for: (a) the transfer of all of the Fund’s assets and liabilities in exchange for shares of the Acquiring Fund; and (b) the distribution of the Acquiring Fund shares to shareholders of the Fund in connection with the liquidation and termination of the Fund (the “Reorganization”).

The Acquiring Fund is an open-end registered investment company established for the purpose of acquiring the assets of the Fund. Tidal Investments LLC (“Tidal”) and Curran Financial Partners, LLC (“Curran”) have served as the investment adviser and investment sub-adviser, respectively, to the Fund since it commenced operations on October 10, 2022. Following the Reorganization, Yorkville America Equities, LLC (“Yorkville”) will serve as the investment adviser. Curran will serve as the investment sub-adviser providing day-to-day portfolio management to the Acquiring Fund. Tidal will act as the trading sub-adviser responsible for trading portfolio securities and broker-dealer selection to the Acquiring Fund. If the Plan of Reorganization is approved by shareholders of the Fund, the Acquiring Fund will be managed in accordance with the same investment objectives and principal investment strategies as the Fund, and the Acquiring Fund will be subject to substantially similar principal risks and fundamental investment policies as the Fund.

The Plan of Reorganization is subject to the approval and consent of a majority of the Fund’s shares outstanding. The Board will call a meeting of shareholders of the Fund to consider and vote on a proposal to approve the Plan of Reorganization. The meeting of shareholders is expected to take place early in the second quarter of 2026. In advance of the meeting, a Proxy Statement and Prospectus that contains more information about the Reorganization and the Acquiring Fund will be mailed to Fund shareholders as of the record date determined by the Board.

If the Plan of Reorganization is approved, shareholders of the Fund will receive shares of the Acquiring Fund having the same aggregate net asset value as the shares of the Fund they held immediately prior to the Reorganization. The Reorganization is expected to be treated as a tax-free reorganization for federal tax purposes. If approved, the Reorganization is expected to occur during the second quarter of 2026. If shareholders do not approve the Plan of Reorganization, the Fund will continue in operation as an actively-managed exchange-traded fund and the Board will consider potential courses of action at that time.

Fund shareholders may purchase and redeem shares of the Fund in the ordinary course until the last business day before the closing of the Reorganization. Purchase and redemption requests received after that time will be treated as purchase and redemption requests for shares of the Acquiring Fund.

Shareholders can call (855) 434-4080 for additional information.

Please retain this Supplement for future reference.